SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) December 27, 1996

          TMS Auto Holdings, Inc.(as Seller) under a Sale and Servicing Agreement dated as of November 30, 1996 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities.

                             TMS Auto Holdings, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                         333-14075       22-3405381
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


 1625 West North Market Blvd., Sacramento, California    95834
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 928-4400


                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Event

     The Money Store, Inc., as representative (the "Representative"), and TMS Auto Holdings, Inc. (the "Seller") registered issuances of up to $1,100,000,000 principal amount of The Money Store Auto Trust Asset Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-14075)(as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Representative and the Seller caused The Money Store Auto Trust 1996-2 (the "Trust") to issue $59,600,000 aggregate principal amount of its Class A-1 5.5125% Asset Backed Notes (the "Class A-1 Notes"), $121,400,000 aggregate principal amount of its Class A-2 Floating Rate Asset Backed Notes (the "Class A-2 Notes"), $67,000,000 aggregate principal amount of its Class A-3 6.25% Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Notes") and $7,000,000 aggregate principal amount of its 6.435% Asset Backed Certificates (the "Certificate," and together with the Notes, the "Securities"), on December 27, 1996 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Initial Receivables, a copy of the Indenture, Trust Agreement and Sale and Servicing Agreement referred to below and the Underwriting Agreement dated December 17, 1996 by and among the Representative, the Seller and Smith Barney Inc.

     The Notes were issued pursuant to an Indenture dated as of November 30, 1996, between the Trust and The Chase Manhattan Bank, as Trustee and Indenture Collateral Agent (the "Indenture"). The Trust was formed, and the Certificates were issued, pursuant to a Trust Agreement dated as of November 30, 1996 between the Seller and Bankers Trust (Delaware), as Owner Trustee (the "Trust Agreement"). The Initial Receivables were conveyed to the Trust pursuant to a Sale and Servicing Agreement dated as of November 30, 1996 by and among the Seller, the Representative, the Trust and The Money Store Auto Finance Inc. (the "Sale and Servicing Agreement").

          On the Closing Date, the Seller delivered to the Trust Initial Receivables in the amount of $200,086,647.48. On the Closing Date, the Representative also caused to be deposited an aggregate cash amount (the "Pre-Funded Amount") into the Pre-Funding Account in the amount of $49,913,352.52. The Pre-Funded Amount may be used during the Funding Period (as defined below) only (i) to acquire Subsequent Receivables and (ii) to make accelerated payments of principal on the Securities as described in the Indenture, Trust Agreement and Sale and Servicing Agreement. The Funding Period is defined in the Sale and Servicing Agreement as the period commencing on the Closing Date and terminating on the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $200,000, (ii) a Servicer Default occurs under the Sale and Servicing Agreement or (iii) March 20, 1997, after giving effect to the purchase of Subsequent Receivables on such date.

          Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement attached hereto as Exhibit 4.1.

Certain Characteristics

          Set forth below is a description of certain characteristics of the Initial Receivables. Certain of the percentage columns may not sum to 100.00% due to rounding.

                     Composition of the Initial Receivables

                                                   Weighted     Weighted
Weighted       Aggregate                           Average      Average      Average
Average        Principal         Number of         Remaining    Original     Principal
APR            Balance           Receivables       Term         Term         Balance

 19.24%       $200,086,647.48      20,325          51.58 mths   53.53 mnths   $9,844.36

Distribution by Annual Percentage Rate of the Initial Receivables as of the Initial Cutoff Date

                                                                             Percentage of
Annual Percentage                Number of         Aggregate Principal  Total Aggregate
Rate Range                       Receivables             Balance        Principal Balance

10.000% - 10.999%                      1           $      9,874.01                0.00%
11.000% - 11.999%                      1                11,848.58                0.01%
12.000% - 12.999%                      6                74,867.23                0.04%
13.000% - 13.999%                     29               419,272.22                0.21%
14.000% - 14.999%                    185             2,703,263.01                1.35%
15.000% - 15.999%                    730            10,053,472.29                5.02%
16.000% - 16.999%                  1,283            17,260,815.88                8.63%
17.000% - 17.999%                  2,525            31,527,786.79               15.76%
18.000% - 18.999%                  3,321            37,610,550.51               18.80%
19.000% - 19.999%                  2,271            22,939,632.81               11.46%
20.000% - 20.999%                  3,451            31,181,131.14               15.58%
21.000% - 21.999%                  3,186            23,418,632.90               11.70%
22.000% - 22.999%                  1,109             8,636,736.88                4.32%
23.000% - 23.999%                    638             4,673,019.07                2.34%
24.000% - 24.999%                    805             5,062,386.47                2.53%
25.000% - 25.999%                    550             3,230,615.58                1.61%
26.000% - 26.999%                    129               723,690.58                0.36%
27.000% - 27.999%                     40               237,636.92                0.12%
28.000% - 28.999%                     28               147,343.18                0.07%
29.000% - 29.999%                     36               161,991.27                0.08%
30.000% - 30.999%                      1                 2,080.16                0.00%

     Total                        20,325           $200,086,647.48              100.00%

Distribution by Remaining Principal Balance of the Initial Receivables as of the Initial Cutoff Date

                                                                                Percentage of
Range of Remaining                 Number of           Aggregate Principal      Total Aggregate
Principal Balance                 Receivables               Balance             Principal Balance

$     0.00 - $ 2,499.99               306              $    597,258.51             0.30%
$ 2,500.00 - $ 4,999.99             1,939                 7,664,290.02             3.83%
$ 5,000.00 - $ 7,499.99             4,201                25,459,801.04            12.72%
$ 7,500.00 - $ 9,999.99             4,842                42,397,866.93            21.19%
$10,000.00 - $12,499.99             4,190                46,887,565.51            23.43%
$12,500.00 - $14,999.99             2,879                39,318,450.39            19.65%
$15,000.00 - $17,499.99             1,317                21,175,179.51            10.58%
$17,500.00 - $19,999.99               518                 9,597,007.13             4.80%
$20,000.00 - $22,499.99               203                 4,264,962.75             2.13%
$22,500.00 - $24,999.99                69                 1,617,801.55             0.81%
$25,000.00 - $27,499.99                30                   783,019.43             0.39%
$27,500.00 - $29,999.99                 9                   256,675.80             0.13%
$30,000.00 - $32,499.99                 1                    30,768.91             0.02%
$35,000.00 - $37,499.99                 1                    36,000.00             0.02%

      Total                        20,325              $200,086,647.48           100.00%

Geographic Distribution of the Initial Receivables as of the Initial Cutoff Date

                                                             Percentage of
                  Number of         Aggregate Principal      Total Aggregate
State             Receivables           Balance             Principal Balance

AL                   704             $ 7,257,897.96             3.63%
AZ                   403               4,222,001.34             2.11%
CA                 4,693              41,420,614.24            20.70%
CO                   487               4,593,973.88             2.30%
CT                   272               2,670,725.83             1.33%
FL                 1,183              11,435,654.63             5.72%
GA                 1,151              14,051,009.29             7.02%
IA                     7                  66,496.35             0.03%
ID                     1                  15,340.53             0.01%
IL                 1,535              17,535,199.00             8.76%
IN                   572               5,090,320.19             2.54%
KS                   150               1,599,080.55             0.80%
KY                   254               2,124,855.13             1.06%
MA                   164               1,195,873.05             0.60%
MD                    46                 549,459.60             0.27%
ME                    13                 130,870.87             0.07%
MI                   426               4,663,645.89             2.33%
MO                   376               3,668,770.35             1.83%
MS                   280               3,640,396.85             1.82%
NC                   589               5,468,308.87             2.73%
ND                    53                 451,602.47             0.23%
NH                   161               1,164,220.15             0.58%
NJ                   299               2,843,455.22             1.42%
NM                   216               2,346,779.74             1.17%
NV                   936               9,169,063.28             4.58%
OH                   471               4,600,119.08             2.30%
OK                   240               2,296,915.86             1.15%
OR                   858               6,450,797.44             3.22%
PA                   608               6,657,887.94             3.33%
RI                    40                 365,097.82             0.18%
SC                   480               5,001,410.51             2.50%
SD                    11                  88,294.11             0.04%
TN                   351               3,964,823.93             1.98%
TX                 1,192              13,167,406.49             6.58%
UT                   201               2,022,737.09             1.01%
VA                     1                   6,211.50             0.00%
VT                    29                 217,773.50             0.11%
WA                   596               5,610,081.52             2.80%
WI                   275               2,257,959.43             1.13%
WY                     1                   3,516.00             0.00%

  Total           20,325             $200,086,647.48            100.00%

Distribution by Interest Allocation Method of the Initial Receivables as of the Initial Cutoff Date

                                                    Aggregate       Percentage of
Interest Allocation            Number of           Principal       Total Aggregate
Method                         Receivables         Balance         Principal Balance

Precomputed Receivables           9,582         $ 92,056,012.16          46.01%
Simple Interest Receivables      10,743          108,030,635.32          53.99%

  Total                          20,325         $200,086,647.48         100.00%

Distribution by Remaining Term of the Initial Receivables as of the Initial Cutoff Date

                                        Aggregate   Percentage of
Range of              Number of         Principal   Total Aggregate
Remaining Terms       Receivables       Balance     Principal Balance
---------------       -----------       ----------  -----------------

  6 -  11 Months            84       $   151,342.14         0.08%
 12 -  17 Months           202           542,052.08         0.27%
 18 -  23 Months           722         2,652,687.64         1.33%
 24 -  29 Months           663         3,217,153.36         1.61%
 30 -  35 Months         2,421        14,597,130.20         7.30%
 36 -  41 Months         1,781        12,934,853.73         6.46%
 42 -  47 Months         3,251        28,184,016.84        14.09%
 48 -  53 Months         2,596        26,470,436.04        13.23%
 54 -  59 Months         6,486        81,281,593.58        40.62%
 60 -  65 Months         1,861        25,596,072.86        12.79%
 66 -  71 Months           254         4,388,907.86         2.19%
 72 Months                   4            70,401.15         0.04%

Total                   20,325      $200,086,647.48       100.00%

Distribution by New and Used Financed Vehicles of the Initial Receivables as of the Initial Cutoff Date

                                         Aggregate       Percentage of
Collateral           Number of           Principal       Total Aggregate
Type                 Receivables         Balance         Principal Balance

New                    1,830          $ 26,493,294.08          13.24%
Used                  18,495           173,593,353.40          86.76%

  Total               20,325          $200,086,647.48         100.00%

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



(c)     Exhibits



Exhibit No.





1.1 Underwriting Agreement, dated December 17, 1996, among The Money Store Inc., TMS Auto Holdings, Inc. and Smith Barney Inc.

1.2 Pricing Agreement, dated December 17, 1996, between The Money Store Inc., TMS Auto Holdings, Inc. and Smith Barney Inc.

4.1 Sale and Servicing Agreement, dated as of November 30, 1996, among The Money Store Inc., TMS Auto Holdings, Inc., The Money Store Auto Finance Inc. and The Money Store Auto Trust 1996-2.

4.2 Indenture, dated as of November 30, 1996, between The Money Store Auto Trust 1996-2 and The Chase Manhattan Bank.

4.3 Trust Agreement, dated as of November 30, 1996, by and between TMS Auto Holdings, Inc. and Bankers Trust (Delaware).

23.1 Consent of Coopers & Lybrand L.L.P. in connection with the financial statement of Financial Security Assurance Inc.

99.1 Form of Financial Guaranty Insurance Policy covering the Notes to be issued by Financial Security Assurance Inc.

99.2 Form of Financial Guaranty Insurance Policy covering the Certificates to be issued by Financial Security Assurance Inc.

                                   SIGNATURES





          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                             TMS AUTO HOLDINGS, INC.

                                       By: /s/ Morton Dear
                                           ----------------------
                                       Name:  Morton Dear
                                       Title: Executive Vice President


Dated:  January 6, 1997

                                 EXHIBIT INDEX





Exhibit No.
                             Description of Exhibit


1.1 Underwriting Agreement, dated December 17, 1996, among The Money Store Inc., TMS Auto Holdings, Inc. and Smith Barney Inc.

1.2 Pricing Agreement, dated December 17, 1996, between The Money Store Inc., TMS Auto Holdings, Inc. and CS First Boston Corporation.

4.1 Sale and Servicing Agreement, dated as of November 30, 1996, among The Money Store Inc., TMS Auto Holdings, Inc., The Money Store Auto Finance Inc. and The Money Store Auto Trust 1996-2.

4.2 Indenture, dated as of November 30, 1996, between The Money Store Auto Trust 1996-2 and The Chase Manhattan Bank.

4.3 Trust Agreement, dated as of November 30, 1996, by and between TMS Auto Holdings, Inc. and Bankers Trust (Delaware).

23.1 Consent of Coopers & Lybrand L.L.P. in connection with the financial statement of Financial Security Assurance Inc.

99.1 Form of Financial Guaranty Insurance Policy covering the Notes to be issued by Financial Security Assurance Inc.

99.2 Form of Financial Guaranty Insurance Policy covering the Certificates to be issued by Financial Security Assurance Inc.